Exhibit 99.3

FOURTH QUARTER 2020

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

4Q 2020 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

4Q 2020 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Selected Income Statement Data	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue (excluding Core OID) (1)	$1,312	$1,209	$1,063	$1,154	$1,164	$103	$149	$4,739	$4,662	$76
Core OID	(9)	(9)	(9)	(8)	(8)	0	(2)	(36)	(29)	(6)
Net financing revenue (as reported)	1,303	1,200	1,054	1,146	1,156	103	147	4,703	4,633	70
Other revenue (excluding change in fair value of equity securities) (2)	567	471	465	451	458	96	108	1,954	1,672	282
Change in fair value of equity securities (3)	111	13	90	(185)	29	98	83	29	89	(60)
Other revenue (as reported)	678	484	555	266	487	194	191	1,983	1,761	222
Provision for loan losses	102	147	287	903	276	(45)	(174)	1,439	998	441
Total noninterest expense (4)	1,023	905	985	920	880	118	143	3,833	3,429	404

Pre-tax income (loss) from continuing operations	856	632	337	(411)	487	224	369	1,414	1,967	(553)
Income tax expense / (benefit)	169	156	95	(92)	106	13	63	328	246	82
(Loss) / income from discontinued operations, net of tax	-	-	(1)	-	(3)	-	3	(1)	(6)	5

Net income / (loss) attributable to common shareholders	$687	$476	$241	$(319)	$378	$211	$309	$1,085	$1,715	$(630)

Selected Balance Sheet Data (Period-End)
Total assets	$182,165	$185,270	$184,061	$182,527	$180,644	$(3,105)	$1,521
Consumer loans	89,202	90,160	90,365	90,066	89,924	(958)	(722)
Commercial loans	29,332	27,868	27,869	38,073	38,307	1,464	(8,975)
Allowance for loan losses	(3,283)	(3,379)	(3,354)	(3,245)	(1,263)	96	(2,020)
Deposits	137,036	134,938	131,036	122,324	120,752	2,098	16,284
Total equity	14,703	14,126	13,826	13,519	14,416	577	287

Common Share Count
Weighted average basic (5)	376,081	375,658	375,051	375,723	380,793	423	(4,712)	375,629	393,234	(17,605)
Weighted average diluted (5)	378,424	377,011	375,762	375,723	383,391	1,412	(4,968)	377,101	395,395	(18,294)
Issued shares outstanding (period-end)	374,674	373,857	373,837	373,155	374,332	817	342

Per Common Share Data
Earnings per share (basic) (5)	$1.83	$1.27	$0.64	$(0.85)	$0.99	$0.56	$0.83	$2.89	$4.36	$(1.47)
Earnings per share (diluted) (5)	1.82	1.26	0.64	(0.85)	0.99	0.55	0.83	2.88	4.34	(1.46)
Adjusted earnings per share (6)	1.60	1.25	0.61	(0.44)	0.95	0.35	0.65	3.03	3.72	(0.70)
Book value per share	39.2	37.8	37.0	36.2	38.5	1.5	0.7
Tangible book value per share (7)	38.2	36.7	35.9	35.0	37.3	1.5	0.9
Adjusted tangible book value per share (7)	36.1	34.6	33.7	32.8	35.1	1.5	1.0

Select Financial Ratios
Net interest margin (as reported)	2.90%	2.65%	2.40%	2.66%	2.64%			2.65%	2.67%
Net interest margin (ex. Core OID) (8)	2.92%	2.67%	2.42%	2.68%	2.66%			2.67%	2.68%
Cost of funds	1.58%	1.86%	2.16%	2.43%	2.55%			2.00%	2.66%
Cost of funds (ex. Core OID) (8)	1.55%	1.82%	2.13%	2.39%	2.51%			1.97%	2.62%
Efficiency Ratio (9)	51.6%	53.7%	61.2%	65.2%	53.6%			57.3%	53.6%
Adjusted efficiency ratio (8)(9)	49.8%	47.3%	52.5%	52.3%	49.4%			50.3%	47.4%
Return on average assets (10)	1.5%	1.0%	0.5%	(0.7)%	0.8%			0.6%	1.0%
Return on average total equity (10)	19.1%	13.6%	7.1%	(9.1)%	10.5%			7.7%	12.4%
Return on average tangible common equity (10)	19.6%	14.0%	7.3%	(9.4)%	10.7%			7.9%	12.7%
Core ROTCE (11)	18.7%	15.2%	7.6%	(5.4)%	11.2%			9.1%	12.0%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	10.6%	10.4%	10.1%	9.3%	9.5%
Tier 1 capital ratio	12.4%	12.1%	11.9%	10.9%	11.2%
Total capital ratio	14.1%	14.1%	13.8%	12.8%	12.8%
Tier 1 leverage ratio	9.4%	9.0%	8.9%	8.9%	9.1%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) For more details on final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, see page 17.

4Q 2020 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,607	$1,602	$1,630	$1,742	$1,811	$5	$(204)	$6,581	$7,337	$(756)
Interest on loans held-for-sale	6	5	4	2	4	1	2	17	17	-
Total interest and dividends on investment securities	130	162	187	213	217	(32)	(87)	692	887	(195)
Interest-bearing cash	5	5	4	14	15	-	(10)	28	78	(50)
Other earning assets	10	11	10	13	17	(1)	(7)	44	68	(24)
Operating leases	365	360	343	367	378	5	(13)	1,435	1,470	(35)

Total financing revenue and other interest income	2,123	2,145	2,178	2,351	2,442	(22)	(319)	8,797	9,857	(1,060)
Interest expense
Interest on deposits	367	452	541	592	637	(85)	(270)	1,952	2,538	(586)
Interest on short-term borrowings	3	9	13	17	21	(6)	(18)	42	135	(93)
Interest on long-term debt	274	309	318	348	366	(35)	(92)	1,249	1,570	(321)

Total interest expense	644	770	872	957	1,024	(126)	(380)	3,243	4,243	(1,000)
Depreciation expense on operating lease assets	176	175	252	248	262	1	(86)	851	981	(130)

Net financing revenue (as reported)	$1,303	$1,200	$1,054	$1,146	$1,156	$103	$147	$4,703	$4,633	$70
Other revenue
Servicing fees	2	2	3	3	3	(1)	(1)	9	18	(8)
Insurance premiums and service revenue earned	287	276	263	277	285	11	2	1,103	1,087	16
Gain on mortgage and automotive loans, net	75	33	14	(12)	6	42	69	110	28	82
Loss on extinguishment of debt	(52)	(49)	(1)	-	-	(3)	(52)	(102)	(2)	(100)
Other gain/loss on investments, net	134	64	188	(79)	69	70	65	307	243	64
Other income, net of losses	233	157	89	77	125	76	108	555	386	169

Total other revenue	678	484	555	266	487	194	191	1,983	1,761	222
Total net revenue	1,981	1,684	1,609	1,412	1,643	297	338	6,686	6,394	292
Provision for loan losses	102	147	287	903	276	(45)	(174)	1,439	998	441
Noninterest expense
Compensation and benefits expense	340	342	334	360	312	(2)	28	1,376	1,222	154
Insurance losses and loss adjustment expenses	62	85	142	74	61	(23)	1	363	321	42
Goodwill impairment	-	-	50	-	-	-	-	50	-	50
Other operating expenses	621	478	459	486	507	143	114	2,044	1,886	158

Total noninterest expense	1,023	905	985	920	880	118	143	3,833	3,429	404
Pre-tax income (loss) from continuing operations	$856	$632	$337	$(411)	$487	$224	$369	$1,414	$1,967	$(553)
Income tax expense / (benefit) from continuing operations	169	156	95	(92)	106	13	63	328	246	82

Net income (loss) from continuing operations	687	476	242	(319)	381	211	306	1,086	1,721	(635)
Income / (Loss) from discontinued operations, net of tax	-	-	(1)	-	(3)	-	3	(1)	(6)	5

Net income (loss)	$687	$476	$241	$(319)	$378	$211	$309	$1,085	$1,715	$(630)

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$1,312	$1,209	$1,063	$1,154	$1,164	$103	$149	$4,739	$4,662	$76
Adjusted other revenue (2)	567	471	465	451	458	96	108	1,954	1,672	282
Provision for credit losses	102	147	287	903	276	(45)	(174)	1,439	998	441
Adjusted noninterest expense (3)	1,023	905	935	920	880	118	143	3,783	3,429	354

Core pre-tax income (loss) (4)	$754	$628	$306	$(217)	$466	$126	$288	$1,470	$1,907	$(437)
Core OID	(9)	(9)	(9)	(8)	(8)	0	(2)	(36)	(29)	(6)
Change in the fair value of equity securities (5)	111	13	90	(185)	29	98	83	29	89	(60)
Repositioning and other (6)	-	-	(50)	-	-	-	-	(50)	-	(50)

Pre-tax income (loss) from continuing operations	$856	$632	$337	$(411)	$487	$224	$369	$1,414	$1,967	$(553)

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Represents a non-GAAP financial measure. Excludes Goodwill impairment at Ally Invest in 2Q 20. For more details refer to page 21.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(5) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(6) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

4Q 2020 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19
Assets
Cash and cash equivalents
Noninterest-bearing	$724	$719	$609	$453	$619	$5	$105
Interest-bearing	14,897	19,220	18,522	5,708	2,936	(4,323)	11,961

Total cash and cash equivalents	15,621	19,939	19,131	6,161	3,555	(4,318)	12,066
Investment securities (1)	32,154	31,871	31,228	31,619	32,468	283	(314)
Loans held-for-sale, net	406	441	404	235	158	(35)	248
Finance receivables and loans, net	118,534	118,028	118,234	128,139	128,231	506	(9,697)
Allowance for loan losses	(3,283)	(3,379)	(3,354)	(3,245)	(1,263)	96	(2,020)

Total finance receivables and loans, net	115,251	114,649	114,880	124,894	126,968	602	(11,717)
Investment in operating leases, net	9,639	9,454	9,088	9,064	8,864	185	775
Premiums receivables and other insurance assets	2,679	2,662	2,609	2,576	2,558	17	121
Other assets	6,415	6,254	6,721	7,978	6,073	161	342

Total assets	$182,165	$185,270	$184,061	$182,527	$180,644	$(3,105)	$1,521

Liabilities
Deposit liabilities
Noninterest-bearing	$128	$159	$134	$139	$119	$(31)	$9
Interest-bearing	136,908	134,779	130,902	122,185	120,633	2,129	16,275

Total deposit liabilities	137,036	134,938	131,036	122,324	120,752	2,098	16,284
Short-term borrowings	2,136	3,032	3,689	9,493	5,531	(896)	(3,395)
Long-term debt	22,006	25,704	29,176	31,066	34,027	(3,698)	(12,021)
Interest payable	412	748	697	710	641	(336)	(229)
Unearned insurance premiums and service revenue	3,438	3,401	3,338	3,305	3,305	37	133
Accrued expense and other liabilities	2,434	3,321	2,299	2,110	1,972	(887)	462

Total liabilities	$167,462	$171,144	$170,235	$169,008	$166,228	$(3,682)	$1,234

Equity
Common stock and paid-in capital (2)	$18,350	$18,324	$18,307	$18,278	$18,350	$26	$-
Accumulated deficit	(4,278)	(4,893)	(5,296)	(5,465)	(4,057)	615	(221)
Accumulated other comprehensive income / (loss)	631	695	815	706	123	(64)	508

Total equity	14,703	14,126	13,826	13,519	14,416	577	287

Total liabilities and equity	$182,165	$185,270	$184,061	$182,527	$180,644	$(3,105)	$1,521

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

4Q 2020 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Assets
Interest-bearing cash and cash equivalents	$17,758	$20,719	$12,496	$4,853	$3,811	$(2,961)	$13,947	$13,985	$3,837	$10,148
Investment securities and other earning assets	33,107	32,059	32,201	32,694	33,680	1,048	(573)	32,516	32,357	159
Loans held-for-sale, net	635	472	337	150	405	163	230	399	375	24
Total finance receivables and loans, net (2)	117,422	117,546	122,428	126,646	127,184	(124)	(9,762)	120,991	128,654	(7,663)
Investment in operating leases, net	9,587	9,317	9,068	9,078	8,749	270	838	9,264	8,509	755

Total interest earning assets	178,509	180,113	176,530	173,420	173,829	(1,604)	4,680	177,155	173,732	3,423
Noninterest-bearing cash and cash equivalents	505	536	432	418	297	(31)	208	473	418	55
Other assets	8,112	8,137	8,250	7,583	7,232	(25)	880	8,021	6,864	1,157
Allowance for loan losses	(3,363)	(3,371)	(3,227)	(2,629)	(1,277)	8	(2,086)	(3,149)	(1,274)	(1,875)

Total assets	$183,763	$185,415	$181,985	$178,792	$180,081	$(1,652)	$3,682	$182,500	$179,740	$2,760

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$122,166	$118,307	$111,152	$104,483	$102,362	$3,859	$19,804	$114,062	$97,777	$16,285
Other interest-bearing deposit liabilities (3)	13,327	14,500	15,726	16,593	17,553	(1,173)	(4,227)	15,030	17,467	(2,436)

Total Interest-bearing deposit liabilities	135,493	132,807	126,878	121,076	119,915	2,686	15,578	129,092	115,244	13,848
Short-term borrowings	2,350	3,343	4,712	4,496	4,283	(993)	(1,933)	3,721	5,686	(1,965)
Long-term debt (4)	24,103	28,512	30,554	33,122	34,954	(4,409)	(10,851)	29,058	38,466	(9,408)

Total interest-bearing liabilities (4)	161,946	164,662	162,144	158,694	159,152	(2,716)	2,794	161,871	159,396	2,475
Noninterest-bearing deposit liabilities	149	157	136	141	142	(8)	7	146	141	5
Other liabilities	6,819	6,472	5,343	6,137	6,352	347	467	6,195	6,215	(20)

Total liabilities	$168,914	$171,291	$167,623	$164,972	$165,646	$(2,377)	$3,268	$168,212	$165,752	$2,460

Equity
Total equity	$14,849	$14,124	$14,362	$13,820	$14,435	$725	$414	$14,288	$13,988	$300

Total liabilities and equity	$183,763	$185,415	$181,985	$178,792	$180,081	$(1,652)	$3,682	$182,500	$179,740	$2,760

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).

(4) Includes average Core OID balance of $1,032 million in 4Q 20, $1,041 million in 3Q 20, $1,050 million in 2Q 20, $1,059 million in 1Q 20, and $1,067 million in 4Q 19. The average balance was $1,046 for full year 2020 and $1,078 for full year 2019.

4Q 2020 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Pre-tax Income / (Loss)
Automotive Finance	$563	$566	$329	$(173)	$401	$(3)	$162	$1,285	$1,618	$(333)
Insurance	183	78	128	(105)	114	105	69	284	315	(31)

Dealer Financial Services	746	644	457	(278)	515	102	231	1,569	1,933	(364)
Corporate Finance	64	60	32	(68)	50	4	14	88	153	(65)
Mortgage Finance	7	26	8	12	2	(19)	5	53	40	13
Corporate and Other (1)	39	(98)	(160)	(77)	(80)	137	119	(296)	(159)	(137)

Pre-tax income from continuing operations	$856	$632	$337	$(411)	$487	$224	$369	$1,414	$1,967	$(553)
Core OID (2)	9	9	9	8	8	0	2	36	29	6
Change in the fair value of equity securities (3)	(111)	(13)	(90)	185	(29)	(98)	(83)	(29)	(89)	60
Repositioning and other (4)	-	-	50	-	-	-	-	50	-	50

Core pre-tax income (loss) (5)	$754	$628	$306	$(217)	$466	$126	$288	$1,470	$1,907	$(437)

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(5) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity and (3) repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

4Q 2020 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue
Consumer	$1,261	$1,253	$1,215	$1,202	$1,234	$8	$27	$4,931	$4,775	$156
Commercial	163	153	210	307	342	10	(179)	833	1,561	(728)
Loans held-for-sale	-	-	-	-	(1)	-	1	-	-	-
Operating leases	365	360	343	367	378	5	(13)	1,435	1,470	(35)
Other interest income	1	1	2	1	1	-	-	5	8	(3)

Total financing revenue and other interest income	1,790	1,767	1,770	1,877	1,954	23	(164)	7,204	7,814	(610)
Interest expense	461	490	529	589	631	(29)	(170)	2,069	2,692	(623)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	242	245	240	251	265	(4)	(24)	978	1,050	(72)
Remarketing gains / (losses)	66	70	(11)	2	3	(5)	63	127	69	58

Total depreciation expense on operating lease assets	176	175	252	248	262	1	(86)	851	981	(130)

Net financing revenue	1,153	1,102	989	1,040	1,061	51	92	4,284	4,141	143
Other revenue
Servicing fees	(1)	2	2	1	2	(3)	(3)	4	13	(10)
Other income	58	58	39	46	58	-	(1)	200	228	(27)

Total other revenue	56	61	40	47	61	(5)	(5)	204	249	(45)

Total net revenue	1,209	1,163	1,029	1,087	1,122	46	87	4,488	4,390	98
Provision for credit losses	86	128	256	766	255	(42)	(169)	1,236	962	274
Noninterest expense
Compensation and benefits	134	134	133	148	133	-	1	549	524	25
Other operating expenses	426	335	311	346	333	91	93	1,418	1,286	132

Total noninterest expense	560	469	444	494	466	91	94	1,967	1,810	157

Pre-tax Income / (loss)	$563	$566	$329	$(173)	$401	$(3)	$162	$1,285	$1,618	$(333)

Memo: Net lease revenue
Operating lease revenue	$365	$360	$343	$367	$378	$5	$(13)	$1,435	$1,470	$(35)
Depreciation expense on operating lease assets (ex. remarketing)	242	245	240	251	265	(4)	(24)	978	1,050	(72)
Remarketing gains (losses), net of repo valuation	66	70	(11)	2	3	(5)	63	127	69	58

Total depreciation expense on operating lease assets	176	175	252	248	262	1	(86)	851	981	(130)

Net lease revenue	$189	$185	$91	$119	$116	$4	$73	$584	$489	$95

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	73,443	73,484	72,378	72,463	72,254	(41)	1,189
Commercial loans	23,141	21,854	21,708	31,390	32,490	1,287	(9,349)
Allowance for loan losses	(2,986)	(3,092)	(3,084)	(2,968)	(1,130)	106	(1,856)

Total finance receivables and loans, net	93,598	92,246	91,002	100,885	103,614	1,352	(10,016)
Investment in operating leases, net	9,639	9,454	9,088	9,064	8,864	185	775
Other assets	1,534	1,643	1,903	1,582	1,362	(109)	172
Total assets	$104,794	$103,366	$102,016	$111,554	$113,863	$1,428	$(9,069)

4Q 2020 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.1	$1.0	$0.7	$1.0	$1.2	$0.1	$(0.1)	$3.8	$4.7	$(0.9)
Retail standard - new vehicle Chrysler	1.0	1.0	0.7	0.8	0.8	0.0	0.2	3.4	3.3	0.1
Retail standard - new vehicle Growth	1.1	1.0	0.6	1.1	1.0	0.1	0.1	3.9	4.8	(0.9)
Used vehicle	4.7	5.4	4.3	5.0	3.9	(0.8)	0.7	19.3	19.0	0.3
Lease	1.2	1.4	0.9	1.2	1.2	(0.2)	0.0	4.6	4.4	0.2
Retail subvented	0.0	0.0	0.0	0.0	0.0	0.0	(0.0)	0.1	0.2	(0.1)

Total originations	$9.1	$9.8	$7.2	$9.1	$8.1	$(0.7)	$0.9	$35.1	$36.3	$(1.2)

U.S. Consumer Originations - FICO Score
Super Prime (740+)	$2.1	$2.3	$1.6	$2.1	$2.1	$(0.2)	$0.0	$8.1	$8.7	$(0.5)
Prime (660-739)	3.7	3.9	2.9	3.4	2.9	(0.2)	0.8	13.8	13.3	0.5
Prime/Near (620-659)	2.0	2.0	1.6	1.9	1.6	(0.1)	0.4	7.5	7.7	(0.2)
Non Prime (540-619)	0.6	0.8	0.6	0.9	0.8	(0.2)	(0.2)	3.0	3.5	(0.5)
Sub Prime (0-539)	0.1	0.2	0.1	0.1	0.1	(0.1)	0.0	0.5	0.4	0.1
Commercial Services Group (2)	0.6	0.5	0.4	0.6	0.7	0.1	0.0	2.2	2.7	(0.5)

Total originations	$9.1	$9.8	$7.2	$9.1	$8.1	$(0.7)	$0.9	$35.1	$36.3	$(1.2)

U.S. Market
Light vehicle sales (SAAR - units in millions)	16.6	15.8	11.6	15.4	17.2	0.8	(0.6)	14.8	17.1	(2.2)
Light vehicle sales (quarterly - units in millions)	4.2	3.9	3.0	3.5	4.3	0.3	(0.1)	14.5	17.0	(2.5)
GM market share	18.3%	16.9%	16.5%	17.7%	17.3%			17.4%	17.0%	0.5%
Chrysler market share	11.9%	13.0%	12.4%	12.8%	12.7%			12.5%	13.0%	(0.4% )

Ally U.S. Consumer Penetration
GM	4.5%	4.4%	4.0%	6.2%	5.6%			4.5%	5.6%
Chrysler	12.4%	12.8%	10.4%	13.2%	12.5%			12.4%	12.5%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$17.3	$16.0	$15.8	$26.1	$27.0	$1.3	$(9.7)
Dealer loans and other	5.9	5.8	5.9	5.3	5.5	0.1	0.4

Total Commercial outstandings	$23.1	$21.9	$21.7	$31.4	$32.5	$1.3	$(9.3)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	30,480	28,917	26,785	20,419	27,832	1,563	2,648	106,601	113,114	(6,513)
Average gain / (loss) per vehicle	$2,150	$2,437	$(421)	$121	$99	$(287)	$2,051	$1,193	$607	$586
Total gain / (loss) ($ in millions)	$66	$70	$(11)	$2	$3	$(5)	$63	$127	$69	$58

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 2020

4Q 2020 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement (GAAP View)	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue
Total interest and fees on finance receivables and loans(1)	$1	$-	$-	$-	$-	$1	$1	$1	$-	$1
Interest and dividends on investment securities	26	25	27	29	29	1	(3)	107	113	(6)
Interest bearing cash	1	4	4	5	5	(3)	(4)	14	20	(6)

Total financing revenue and other interest revenue	28	29	31	34	34	(1)	(6)	122	133	(11)
Interest expense	20	21	19	20	21	(1)	(1)	80	79	1

Net financing revenue	8	8	12	14	13	-	(5)	42	54	(12)
Other revenue
Insurance premiums and service revenue earned	287	276	263	277	285	11	2	1,103	1,087	16
Other gain / (loss) on investments, net	131	59	172	(142)	51	72	80	220	175	45
Other income, net of losses	3	3	3	2	3	-	-	11	12	(1)

Total other revenue	421	338	438	137	339	83	82	1,334	1,274	60

Total net revenue	429	346	450	151	352	83	77	1,376	1,328	48
Noninterest expense
Compensation and benefits expense	20	21	20	21	20	(1)	-	82	80	2
Insurance losses and loss adjustment expenses	62	85	142	74	61	(23)	1	363	321	42
Other operating expenses	164	162	160	161	157	2	7	647	612	35

Total noninterest expense	246	268	322	256	238	(22)	8	1,092	1,013	79

Pre-tax Income / (Loss)	$183	$78	$128	$(105)	$114	$105	$69	$284	$315	$(31)

Memo: Income Statement (Managerial View)
Insurance premiums and service revenue earned	$287	$276	$263	$277	$285	$11	$2	$1,103	$1,087	$16
Investment income (adjusted) (1)	28	54	95	54	36	(26)	(7)	231	141	90
Other income	3	3	3	2	3	-	-	11	12	(1)

Total insurance premiums and other income	318	333	361	333	324	(15)	(5)	1,345	1,240	105
Expense
Insurance losses and loss adjustment expenses	62	85	142	74	61	(23)	1	363	321	42
Acquisition and underwriting expenses
Compensation and benefit expense	20	21	20	21	20	(1)	-	82	80	2
Insurance commission expense	133	130	127	126	123	3	10	516	475	41
Other expense	31	32	33	35	34	(1)	(3)	131	137	(6)

Total acquistion and underwriting expense	184	183	180	182	177	1	7	729	692	37

Total expense	246	268	322	256	238	(22)	8	1,092	1,013	79

Core pre-tax income / (loss) (2)	72	65	39	77	86	7	(13)	253	227	26
Change in the fair value of equity securities (2)	111	13	89	(182)	28	98	82	31	88	(57)

Income / (Loss) before income tax expense	$183	$78	$128	$(105)	$114	$105	$69	$284	$315	$(31)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,421	$6,006	$5,920	$5,193	$5,742	$(585)	$(321)
Intercompany loans(1)	830	-	-	-	-	830	830
Premiums receivable and other insurance assets	2,693	2,674	2,621	2,594	2,576	19	117
Other assets	193	264	199	633	229	(71)	(36)

Total assets	$9,137	$8,944	$8,740	$8,420	$8,547	$193	$590

Key Statistics
Total written premiums and revenue (3)	$312	$333	$267	$317	$335	$(21)	$(23)	$1,229	$1,310	$(81)

Loss ratio (4)	21.6%	30.3%	53.4%	26.5%	21.2%			32.6%	29.2%
Underwriting expense ratio (5)	63.5%	65.8%	67.4%	65.1%	61.5%			65.4%	63.0%

Combined ratio	85.1%	96.1%	120.9%	91.6%	82.7%			98.0%	92.2%

(1) Intercompany activity represents excess liquidity placed with corporate segment

(2)Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Written premiums are net of ceded premium for reinsurance.

(4) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(5) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

4Q 2020 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue
Total financing revenue and other interest income	$101	$121	$127	$138	$137	$(20)	$(36)	$487	$577	$(90)
Interest expense	81	91	97	100	101	(10)	(20)	369	406	(37)

Net financing revenue	20	30	30	38	36	(10)	(16)	118	171	(53)
Gain on mortgage loans, net	33	34	17	9	6	(1)	27	93	20	73
Other income, net of losses	4	2	2	1	-	2	4	9	2	7

Total other revenue	37	36	19	10	6	1	31	102	22	80

Total net revenue	57	66	49	48	42	(9)	15	220	193	27

Provision for loan losses	3	-	3	1	3	3	-	7	5	2
Noninterest expense
Compensation and benefits expense	5	6	5	6	7	(1)	(2)	22	31	(9)
Other operating expense	42	34	33	29	30	8	12	138	117	21

Total noninterest expense	47	40	38	35	37	7	10	160	148	12

Pre-tax Income	$7	$26	$8	$12	$2	$(19)	$5	$53	$40	$13

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$14,632	$15,168	$16,429	$15,949	$16,181	$(536)	$(1,549)
Allowance for loan losses	(21)	(20)	(21)	(18)	(19)	(1)	(2)

Total finance receivables and loans, net	14,611	15,148	16,408	15,931	16,162	(537)	(1,551)
Other assets	278	355	261	204	117	(77)	161

Total assets	$14,889	$15,503	$16,669	$16,135	$16,279	$(614)	$(1,390)

4Q 2020 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue
Total financing revenue and other interest income	$89	$84	$92	$95	$93	$5	$(4)	$360	$373	$(13)
Interest expense	10	9	15	27	29	1	(19)	61	134	(73)

Net financing revenue	79	75	77	68	64	4	15	299	239	60
Total other revenue (adjusted) (1)	16	8	5	17	15	8	2	46	43	3

Total net revenue	95	83	82	85	79	12	17	345	282	63
Provision for loan losses	9	1	25	114	7	8	2	149	36	113
Noninterest expense
Compensation and benefits expense	14	13	14	21	13	1	1	62	58	4
Other operating expense	9	10	12	14	9	(1)	-	45	37	8

Total noninterest expense	23	23	26	35	22	-	1	107	95	12
Core pre-tax income (1)	63	59	31	(64)	50	4	14	89	151	(62)

Change in the fair value of equity securities (2)	1	1	1	(4)	-	(0)	0	(1)	2	(3)

Pre-tax Income / (loss)	$64	$60	$32	$(68)	$50	$4	$14	$88	$153	$(65)

Balance Sheet (Period-End)
Equity securities	$7	$6	$5	$4	$8	$1	$(1)
Loans held for sale	205	207	265	133	100	(2)	105
Commercial loans	6,006	5,883	6,031	6,549	5,688	123	318
Allowance for loan losses	(189)	(180)	(178)	(191)	(77)	(9)	(112)

Total finance receivables and loans, net	5,817	5,703	5,853	6,358	5,611	114	206
Other assets	79	79	83	77	68	-	11

Total assets	$6,108	$5,995	$6,206	$6,572	$5,787	$113	$321

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

4Q 2020 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Income Statement	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Net financing revenue
Total financing revenue and other interest income	$115	$144	$158	$207	$224	$(29)	$(109)	$624	$960	$(336)
Interest expense
Core original issue discount amortization	9	9	9	8	8	0	2	36	29	6
Other interest expense	63	150	203	213	234	(87)	(172)	628	903	(274)

Total interest expense	72	159	212	221	242	(87)	(170)	664	932	(268)

Net financing (loss) / revenue	43	(15)	(54)	(14)	(18)	58	61	(40)	28	(68)
Other revenue
Loss on extinguishment of debt	(52)	(49)	(1)	-	-	(3)	(52)	(102)	(2)	(100)
Other gain on investments, net	1	5	15	67	18	(4)	(17)	88	63	25
Gain/(loss) on mortgage and automotive loans, net	42	(1)	(3)	(21)	-	43	42	17	-	17
Other income, net of losses (1)	156	85	41	13	48	71	108	295	110	185

Total other revenue	147	40	52	59	66	107	81	298	171	127

Total net revenue	190	25	(2)	45	48	165	142	258	199	59
Provision for loan losses	4	18	3	22	11	(14)	(7)	47	(5)	52
Noninterest expense
Compensation and benefits expense	167	168	162	164	139	(1)	28	661	529	132
Goodwill impairment	-	-	50	-	-	-	-	50	-	50
Other operating expense (2)	(20)	(63)	(57)	(64)	(22)	43	2	(204)	(166)	(38)

Total noninterest expense	147	105	155	100	117	42	30	507	363	144

Pre-tax (loss) income	$39	$(98)	$(160)	$(77)	$(80)	$137	$119	$(296)	$(159)	$(137)

Balance Sheet (Period-End)
Cash, trading and investment securities	$42,324	$45,775	$44,411	$32,560	$30,250	$(3,451)	$12,074
Loans held-for-sale	110	78	48	34	30	32	80
Consumer loans	1,127	1,508	1,558	1,654	1,489	(381)	(362)
Commercial loans	185	131	130	134	129	54	56
Intercompany loans (3)	(830)	-	--	-	-	(830)	(830)
Allowance for loan losses	(87)	(87)	(71)	(68)	(37)	-	(50)

Total finance receivables and loans, net	395	1,552	1,617	1,720	1,581	(1,157)	(1,186)
Other assets	4,408	4,057	4,354	5,532	4,307	351	101

Total assets	$47,237	$51,462	$50,430	$39,846	$36,168	$(4,225)	$11,069

Core OID Amortization Schedule (4)	2021	2022	2023	2024	2025 & After
Remaining Core OID amortization expense	$41	$47	$54	$62	Avg = $51/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $254 million for 4Q20, $234 million for 3Q20, $242 million for 2Q20, $256 million for 1Q20 and $225 million for 4Q19. Full year amounts were $986 million in 2020 and $899 million in 2019. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

4Q 2020 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Asset Quality - Consolidated (1)	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Ending loan balance	$118,526	$118,020	$118,226	$128,129	$128,220	$506	$(9,694)
30+ Accruing DPD	$1,914	$1,840	$1,695	$2,416	$2,709	$74	$(795)
30+ Accruing DPD %	1.61%	1.56%	1.43%	1.89%	2.11%
60+ Accruing DPD	$438	$366	$349	$489	$553	$72	$(115)
60+ Accruing DPD %	0.37%	0.31%	0.30%	0.38%	0.43%
Non-performing loans (NPLs)	$1,522	$1,493	$1,532	$1,396	$1,036	$29	$486
Net charge-offs (NCOs)	$198	$122	$178	$266	$290	$76	$(92)	$764	$976	$(212)
Net charge-off rate (2)	0.67%	0.41%	0.58%	0.84%	0.91%			0.63%	0.76%

Provision for loan losses	$102	$147	$287	$903	$276	$(45)	$(174)	$1,439	$998	$441
Allowance for loan losses (ALLL)	$3,283	$3,379	$3,354	$3,245	$1,263	$(96)	$2,020

ALLL as % of Loans (3)(4)	2.78%	2.87%	2.85%	2.54%	0.99%
ALLL as % of NPLs (3)	216%	226%	219%	232%	122%
ALLL as % of NCOs (3)	414%	691%	471%	305%	109%

US Auto Delinquencies - HFI Retail Contract $‘s
30+ Delinquent contract $	$1,834	$1,658	$1,599	$2,322	$2,616	$176	$(782)
% of retail contract $ outstanding	2.49%	2.25%	2.20%	3.19%	3.61%
60+ Delinquent contract $	$428	$350	$341	$478	$540	$78	$(112)
% of retail contract $ outstanding	0.58%	0.47%	0.47%	0.66%	0.75%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$186	$117	$137	$262	$271	$69	$(85)	$702	$930	$(228)
% of avg. HFI assets (2)	1.01%	0.64%	0.76%	1.44%	1.49%			0.96%	1.29%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$7	$4	$1	$2	$10	$3	$(3)	$14	$12	$2
% of avg. HFI assets (2)	0.12%	0.07%	0.02%	0.03%	0.12%			0.05%	0.04%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. (4) Excludes $225 million of fair value adjustment for loans in hedge accounting relationships in 4Q20, $277 million in 3Q20, $334 million in 2Q20, $370 million in 1Q20 and $135 million in 4Q19.

4Q 2020 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19
Allowance for loan losses	$2,902	$2,982	$2,963	$2,833	$1,075	$(80)	$1,827
Total consumer loans (2)	$73,668	$73,761	$72,712	$72,832	$72,390	$(93)	$1,278
Coverage ratio (3)	3.95%	4.06%	4.09%	3.91%	1.49%

Commercial
Allowance for loan losses	$84	$110	$121	$135	$55	$(26)	$29
Total commercial loans	$23,141	$21,854	$21,708	$31,390	$32,490	$1,287	$(9,349)
Coverage ratio	0.36%	0.51%	0.56%	0.43%	0.17%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$21	$20	$21	$18	$19	$1	$2
Total consumer loans	$14,632	$15,168	$16,429	$15,949	$16,181	$(536)	$(1,549)
Coverage ratio	0.15%	0.13%	0.13%	0.11%	0.12%

Mortgage-Legacy
Allowance for loan losses	$12	$19	$21	$21	$27	$(7)	$(15)
Total consumer loans	$495	$904	$984	$1,061	$1,141	$(409)	$(646)
Coverage ratio	2.40%	2.09%	2.08%	1.99%	2.35%

Total Mortgage
Allowance for loan losses	$33	$39	$42	$39	$46	$(6)	$(13)
Total consumer loans	$15,127	$16,072	$17,413	$17,010	$17,322	$(945)	$(2,195)
Coverage ratio	0.22%	0.24%	0.24%	0.23%	0.27%

Consumer Other (1)(4)
Allowance for loan losses	$73	$67	$49	$45	$9	$6	$64
Total consumer loans	$399	$319	$232	$214	$201	$80	$197
Coverage ratio	18.38%	20.93%	21.06%	21.23%	4.65%

Corporate Finance (1)
Allowance for loan losses	$189	$180	$178	$191	$77	$9	$112
Total commercial loans	$6,006	$5,883	$6,031	$6,549	$5,688	$123	$318
Coverage ratio	3.14%	3.05%	2.95%	2.92%	1.35%

Corporate and Other (1)
Allowance for loan losses	$2	$1	$1	$2	$1	$1	$1
Total commercial loans	$185	$131	$130	$134	$129	$54	$56
Coverage ratio	1.36%	1.13%	1.13%	1.36%	0.69%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $225 million of fair value adjustment for loans in hedge accounting relationships in 4Q20, $277 million in 3Q20, $334 million in 2Q20, $370 million in 1Q20 and $135 million in 4Q19.

(3) Excludes $225 million of fair value adjustment for loans in hedge accounting relationships in 4Q20, $277 million in 3Q20, $334 million in 2Q20, $370 million in 1Q20 and $135 million in 4Q19.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

4Q 2020 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.

Capital	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19
Risk-weighted assets	$139.8	$137.6	$137.0	$146.1	$145.1	$2.2	$(5.3)

Common Equity Tier 1 (CET1) capital ratio	10.6%	10.4%	10.1%	9.3%	9.5%
Tier 1 capital ratio	12.4%	12.1%	11.9%	10.9%	11.2%
Total capital ratio	14.1%	14.1%	13.8%	12.8%	12.8%

Tangible common equity / Tangible assets (1)(2)	7.9%	7.4%	7.3%	7.2%	7.8%
Tangible common equity / Risk-weighted assets (1)	10.2%	10.0%	9.8%	9.0%	9.6%

Shareholders’ equity	$14.7	$14.1	$13.8	$13.5	$14.4	$0.6	$0.3
add: CECL phase-in adjustment	1.2	1.2	$1.2	1.2	-	0.0	-
less: Certain AOCI items and other adjustments	(1.0)	(1.1)	(1.2)	(1.2)	(0.6)	0.1	(0.4)

Common Equity Tier 1 capital	$14.9	$14.3	$13.8	$13.5	$13.8	$0.6	$1.1

Common Equity Tier 1 capital	$14.9	$14.3	$13.8	$13.5	$13.8	$0.6	$1.1
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	0.0	0.0
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	0.0	0.0

Tier 1 capital	$17.3	$16.7	$16.2	$16.0	$16.3	$0.6	$1.0

Tier 1 capital	$17.3	$16.7	$16.2	$16.0	$16.3	$0.6	$1.0
add: Qualifying subordinated debt	0.8	1.0	1.0	1.0	1.0	(0.2)	(0.2)
add: Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.7	1.6	1.6	1.7	1.2	0.1	0.5

Total capital	$19.8	$19.3	$18.9	$18.6	$18.5	$0.5	$1.3

Total shareholders’ equity	$14.7	$14.1	$13.8	$13.5	$14.4	$0.6	$0.3
Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)	0.0	0.1

Tangible common equity (1)	$14.3	$13.7	$13.4	$13.1	$14.0	$0.6	$0.3

Total assets	$182.2	$185.3	$184.1	$182.5	$180.6	$(3.1)	$1.6
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)	0.0	0.1

Tangible assets (2)	$181.8	$184.9	$183.7	$182.1	$180.2	$(3.1)	$1.6

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(2) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020, and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim funal rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extends through December 31, 2021. Beginning on January 1, 2022, we will be required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and plan to phase in the regulatory capital impacts of CECL based on this five-year transition period.

4Q 2020 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.

Consolidated Available Liquidity	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19
Liquid cash and cash equivalents (1)	$14.9	$19.3	$18.6	$5.7	$3.1	$(4.4)	$11.8
Highly liquid securities (2)	24.8	23.5	23.4	24.0	24.7	1.3	0.1
Current committed unused capacity	0.6	1.4	1.6	0.4	2.1	(0.8)	(1.5)

Total current available liquidity	$40.3	$44.2	$43.5	$30.1	$29.9	$(3.9)	$10.4

Unsecured Long-Term Debt Maturity Profile	2021	2022	2023	2024	2025	2026 & After
Consolidated remaining maturities (3)	$0.6	$1.1	$2.0	$1.5	$2.3	$2.5

(1) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2) Includes unencumbered UST, Agency debt and Agency MBS

(3) Excludes retail notes, demand notes and trust preferred securities; as of 12/31/2020. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

4Q 2020 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Average Balance Details	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Retail Auto Loans	$73,401	$72,999	$72,262	$72,550	$72,626	$402	$775	$72,805	$72,268	$537
Auto Lease (net of dep)	9,587	9,317	9,068	9,078	8,749	270	838	9,264	8,509	755
Commercial Auto	22,418	21,265	26,106	30,472	31,921	1,153	(9,503)	25,048	33,886	(8,838)
Commercial Finance	6,203	6,188	6,580	6,088	5,526	15	677	6,265	5,162	1,103
Mortgage	15,445	17,096	17,422	17,296	17,140	(1,651)	(1,695)	16,812	17,473	(661)
Cash and Cash Equivalents	17,758	20,719	12,496	4,853	3,811	(2,961)	13,947	13,985	3,837	10,148
Investment Securities and Other(1)	33,697	32,529	32,596	33,083	34,056	1,168	(359)	32,976	32,597	379

Total Earning Assets	$178,509	$180,113	$176,530	$173,420	$173,829	$(1,604)	$4,680	$177,155	$173,732	$3,423

Interest Revenue	1,947	1,970	1,926	2,103	2,180	(23)	(233)	7,946	8,876	(930)

Unsecured Debt (ex. Core OID balance) (2)(5)	$12,735	$12,315	$11,627	$12,182	$12,741	$420	$(6)	$12,216	$12,831	$(614)
Secured Debt	5,289	6,154	8,122	9,193	9,563	(866)	(4,275)	7,181	12,302	(5,121)
Deposits (3)	135,642	132,964	127,014	121,217	120,057	2,679	15,585	129,238	115,385	13,853
Other Borrowings (4)	9,462	14,427	16,567	17,302	18,000	(4,966)	(8,538)	14,426	20,097	(5,671)

Total Funding Sources (ex. Core OID balance) (2)	$163,128	$165,860	$163,330	$159,894	$160,361	$(2,732)	$2,767	$163,061	$160,615	$2,446
Interest Expense (ex. Core OID) (2)	635	761	863	949	1,016	(126)	(381)	3,207	4,215	(1,008)

Net Financing Revenue (ex. Core OID) (2)	$1,312	$1,209	$1,063	$1,154	$1,164	$103	$148	$4,739	$4,661	$78

Net Interest Margin (yield details)
Retail Auto Loan	6.57%	6.56%	6.48%	6.54%	6.68%	0.01%	(0.10)%	6.54%	6.60%	(0.06)%
Retail Auto Loan (excl. hedge impact)	6.83%	6.83%	6.77%	6.66%	6.74%	—%	0.09%	6.77%	6.61%	0.17%
Auto Lease (net of dep)	7.82%	7.89%	4.10%	5.22%	5.19%	(0.07)%	2.64%	6.30%	5.74%	0.56%
Commercial Auto	3.34%	3.30%	3.55%	4.11%	4.25%	0.04%	(0.92)%	3.62%	4.61%	(0.99)%
Corporate Finance	5.69%	5.40%	5.64%	6.27%	6.65%	0.30%	(0.96)%	5.74%	7.23%	(1.49)%
Mortgage	2.74%	3.00%	3.15%	3.45%	3.46%	(0.26)%	(0.72)%	3.09%	3.63%	(0.54)%
Cash and Cash Equivalents	0.10%	0.11%	0.12%	1.16%	1.61%	(0.01)%	(1.52)%	0.20%	2.02%	(1.83)%
Investment Securities and Other(1)	1.86%	2.28%	2.55%	2.85%	2.83%	(0.42)%	(0.97)%	2.38%	2.98%	(0.59)%

Total Earning Assets	4.34%	4.35%	4.39%	4.88%	4.97%	(0.01)%	(0.63)%	4.49%	5.11%	(0.62)%

Unsecured Debt (ex. Core OID & Core OID balance) (2)(5)	5.45%	5.74%	6.11%	6.32%	6.20%	(0.28)%	(0.75)%	5.89%	6.26%	(0.37)%
Secured Debt	3.07%	2.94%	2.64%	2.82%	2.92%	0.11%	0.14%	2.84%	3.07%	(0.23)%
Deposits (3)	1.08%	1.35%	1.72%	1.97%	2.11%	(0.29)%	(1.03)%	1.51%	2.20%	(0.69)%
Other Borrowings(4)	2.18%	2.36%	2.25%	2.34%	2.42%	(0.18)%	(0.24)%	2.29%	2.47%	(0.18)%

Total Funding Sources (ex. Core OID & Core OID balance) (2)	1.55%	1.82%	2.13%	2.39%	2.51%	(0.28)%	(0.96)%	1.97%	2.62%	(0.65)%

NIM (as reported)	2.90%	2.65%	2.40%	2.66%	2.64%	0.25%	0.26%	2.65%	2.67%	(0.02)%

NIM (ex. Core OID & Core OID balance) (2)	2.92%	2.67%	2.42%	2.68%	2.66%	0.25%	0.26%	2.67%	2.68%	(0.01)%

Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	19.7	19.6	19.6	19.9	20.1	0.1	(0.4)
Average retail deposit rate	0.97%	1.26%	1.64%	1.88%	2.02%

End of Period Deposit Levels
Retail	$124,357	$120,789	$115,813	$106,068	$103,734	$3,568	$20,623
Brokered & other	12,680	14,149	15,223	16,256	17,018	(1,469)	(4,338)

Total deposits	$137,036	$134,938	$131,036	$122,324	$120,752	$2,098	$16,284

Deposit Mix
Retail CD	33%	34%	36%	38%	37%
MMA/OSA/Checking	58%	56%	53%	49%	49%
Brokered	9%	10%	11%	13%	14%

(1) ‘Other’ includes held-for-investment consumer loans associated with Health Credit Services (HCS), now Ally Lending.

(2) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(3) Includes retail, brokered, and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow and other deposits.

(4) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(5) Includes trust preferred securities.

4Q 2020 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19
Loan Value
Gross carry value	$14.6	$15.2	$16.4	$15.9	$16.2
Net carry value	$14.6	$15.1	$16.4	$15.9	$16.2

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%
% 30+ Day delinquent(1)(2)	0.8%	1.3%	0.6%	0.5%	0.5%
% Low/No documentation	0.2%	0.2%	0.2%	0.2%	0.1%
% Non-primary residence	4.8%	4.7%	4.6%	4.5%	4.5%
Refreshed FICO(3)	776	776	774	772	774
Wtd. Avg. LTV/CLTV (4)	60.1%	60.3%	60.4%	60.0%	60.3%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$0.5	$0.9	$1.0	$1.1	$1.1
Net carry value	$0.5	$0.9	$1.0	$1.0	$1.1

Estimated Pool Characteristics
% Second lien	19.8%	12.6%	13.2%	13.6%	13.9%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent(1)(2)	7.1%	4.7%	4.0%	5.1%	5.4%
% Low/No documentation	22.2%	24.0%	23.4%	23.1%	23.5%
% Non-primary residence	3.6%	7.1%	6.9%	7.1%	7.2%
Refreshed FICO(3)	733	733	730	730	730
Wtd. Avg. LTV/CLTV (4)	62.8%	59.2%	62.1%	63.0%	63.8%

1) MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others

2) %30+ Day Delinquency bucket excludes loans which are current but are in bankruptcy

3) Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting

4) 1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

4Q 2020 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
GAAP net income (loss) attributable to common shareholders	$687	$476	$241	$(319)	$378	$211	$309	$1,085	$1,715	$(630)

Weighted-average common shares outstanding - basic (1)	376,081	375,658	375,051	375,723	380,793	423	(4,712)	375,629	393,234	(17,605)

Weighted-average common shares outstanding - diluted (1)	378,424	377,011	375,762	375,723	383,391	1,412	(4,968)	377,101	395,395	(18,294)

Issued shares outstanding (period-end)	374,674	373,857	373,837	373,155	374,332	817	342	374,674	374,332	342

Net income (loss) per share - basic (1)	$1.83	$1.27	$0.64	$(0.85)	$0.99	$0.56	$0.83	$2.89	$4.36	$(1.47)

Net income (loss) per share - diluted (1)	$1.82	$1.26	$0.64	$(0.85)	$0.99	$0.55	$0.83	$2.88	$4.34	$(1.46)

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income (loss) attributable to common shareholders	$687	$476	$241	$(319)	$378	$211	$309	$1,085	$1,715	$(630)
Discontinued operations, net of tax	-	-	1	-	3	0	(3)	1	6	(5)
Core OID	9	9	9	8	8	0	2	36	29	6
Change in the fair value of equity securities (2)	(111)	(13)	(90)	185	(29)	(98)	(83)	(29)	(89)	60
Core OID & change in the fair value of equity securities tax (tax rate 21%)	21	1	17	(41)	4	21	17	(1)	13	(14)
Repositioning and other (3)	-	-	50	-	-	-	-	50	-	50
Significant discrete tax items	-	-	-	-	-	-	-	-	(201)	201

Core net income attributable to common shareholders (4)	$606	$473	$228	$(166)	$364	$134	$242	$1,141	$1,472	$(331)
Denominator
Weighted-average common shares outstanding - diluted (1)	378,424	377,011	375,762	375,723	383,391	1,412	(4,968)	377,101	395,395	(18,294)

Adjusted EPS (5)	$1.60	$1.25	$0.61	$(0.44)	$0.95	$0.35	$0.65	$3.03	$3.72	$(0.70)

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (6)	$9	$9	$9	$8	$8	$0	$2	$36	$29	$6
Other OID	3	3	4	3	3	0	0	12	13	(1)

GAAP original issue discount amortization expense	$13	$12	$12	$11	$11	$0	$2	$48	$42	$6

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (7)	$(1,027)	$(1,037)	$(1,046)	$(1,055)	$(1,063)	$9	$36	$(1,027)	$(1,063)	$36
Other outstanding OID balance	(37)	(48)	(46)	(34)	(37)	11	0	(37)	(37)	0

GAAP outstanding original issue discount balance	$(1,064)	$(1,084)	$(1,092)	$(1,089)	$(1,100)	$20	$36	$(1,064)	$(1,100)	$36

Adjusted Other Revenue
GAAP Other Revenue	$678	$484	$555	$266	$487	$194	$191	$1,983	$1,761	$222
Change in the fair value of equity securities (2)	(111)	(13)	(90)	185	(29)	(98)	(83)	(29)	(89)	60

Adjusted Other Revenue	$567	$471	$465	$451	$458	$96	$108	$1,954	$1,672	$282

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,303	$1,200	$1,054	$1,146	$1,156	$103	$147	$4,703	$4,633	$70
Core OID	9	9	9	8	8	0	2	36	29	6

Net Financing Revenue (ex. Core OID)	$1,312	$1,209	$1,063	$1,154	$1,164	$103	$149	$4,739	$4,662	$76

Adjusted Noninterest Expense
GAAP Noninterest expense	$1,023	$905	$985	$920	$880	$118	$143	$3,833	$3,429	$404
Repositioning and other (3)	-	-	(50)	-	-	-	-	(50)	-	(50)

Adjusted Noninterest Expense	$1,023	$905	$935	$920	$880	$118	$143	$3,783	$3,429	$354

(1) Due to antidilutive effect of the net loss from pre-tax loss from continuing operations attributable to common shareholders for the first quarter 2020, basic weighted average common shares outstanding were used to calculate diluted earnings per share

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(4) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods..

(5) Adjusted earnings per share (Adjusted EPS) ) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

(6) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances.

(7) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

4Q 2020 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19

Numerator
GAAP common shareholder’s equity	$14.7	$14.1	$13.8	$13.5	$14.4	$0.6	$0.3
Goodwill and identifiable intangibles, net of DTLs	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)	0.0	0.1

Tangible common equity	14.3	13.7	13.4	13.1	14.0	0.6	0.4
Tax-effected Core OID balance (21% tax rate)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	0.0	0.0
Adjusted tangible book value (1)	$13.5	$12.9	$12.6	$12.2	$13.1	$0.6	$0.4

Denominator
Issued shares outstanding (period-end, thousands)	374,674	373,857	373,837	373,155	374,332	817	342

GAAP common shareholder’s equity per share	$39.2	$37.8	$37.0	$36.2	$38.5	$1.5	$0.7
Goodwill and identifiable intangibles, net of DTLs per share	(1.0)	(1.0)	(1.0)	(1.2)	(1.2)	0.0	0.2

Tangible common equity per share	38.2	36.7	35.9	35.0	37.3	1.5	0.9
Tax-effected Core OID balance (21% tax rate) per share	(2.2)	(2.2)	(2.2)	(2.2)	(2.2)	0.0	0.1

Adjusted tangible book value per share (1)	$36.1	$34.6	$33.7	$32.8	$35.1	$1.5	$1.0

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

4Q 2020 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Numerator
GAAP net income attributable to common shareholders	$687	$476	$241	$(319)	$378	$211	$309	$1,085	$1,715	$(630)
Discontinued operations, net of tax	-	-	1	-	3	-	(3)	1	6	(5)
Core OID	9	9	9	8	8	-	2	36	29	6
Change in the fair value of equity securities (1)	(111)	(13)	(90)	185	(29)	(98)	(83)	(29)	(89)	60
Core OID & change in the fair value of equity securities tax (tax rate 21%) (1)	21	1	17	(41)	4	21	17	(1)	13	(14)
Repositioning and other (2)	-	-	50	-	-	-	-	50	-	50
Significant discrete tax items	-	-	-	-	-	-	-	-	(201)	201

Core net income attributable to common shareholders (3)	$606	$473	$228	$(166)	$364	$134	$242	$1,141	$1,472	$(331)

Denominator (average, $ billions)
GAAP shareholder’s equity	$14.4	$14.0	$13.7	$14.0	$14.4	$0.4	$0.0	$14.1	$13.8	$0.3
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	0.0	0.0	(0.4)	(0.4)	0.0

Tangible common equity	$14.0	$13.6	$13.3	$13.5	$14.1	$0.4	$(0.1)	$13.7	$13.5	$0.2
Core OID balance	(1.0)	(1.0)	(1.1)	(1.1)	(1.1)	0.0	0.1	(1.0)	(1.1)	0.0
Net deferred tax asset (“DTA”)	(0.1)	(0.1)	(0.2)	(0.1)	(0.0)	0.0	(0.1)	(0.1)	(0.2)	0.1

Normalized common equity (4)	$12.9	$12.4	$12.0	$12.3	$13.0	$0.5	$(0.1)	$12.6	$12.2	$0.3
Core Return on Tangible Common Equity (5)	18.7%	15.2%	7.6%	(5.4)%	11.2%			9.1%	12.0%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

(4) Normalized common equity is a non - GAAP measure

(5) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2020 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TREND					CHANGE VS.		FULL YEAR

Adjusted Efficiency Ratio Calculation	4Q 20	3Q 20	2Q 20	1Q 20	4Q 19	3Q 20	4Q 19	FY 2020	FY 2019	CHANGE
Numerator
GAAP Noninterest expense	$1,023	$905	$985	$920	$880	$118	$143	$3,833	$3,429	$404
Rep and warrant expense	(0)	-	-	-	-	(0)	(0)	(0)	(0)	0
Insurance expense	(246)	(268)	(322)	(256)	(238)	22	(8)	(1,092)	(1,013)	(79)
Repositioning	-	-	(50)	-	-	-	-	(50)	-	(50)

Adjusted noninterest expense for the efficiency ratio	$777	$637	$613	$664	$642	$140	$135	$2,691	$2,416	$275

Denominator
Total net revenue	$1,981	$1,684	$1,609	$1,412	$1,643	$297	$338	$6,686	$6,394	$292
Core OID	9	9	9	8	8	0	2	36	29	6
Insurance revenue	(429)	(346)	(450)	(151)	(352)	(83)	(77)	(1,376)	(1,328)	(48)

Adjusted net revenue for the efficiency ratio	$1,561	$1,347	$1,168	$1,269	$1,299	$214	$263	$5,346	$5,095	$250
Adjusted Efficiency Ratio (2)	49.8%	47.3%	52.5%	52.3%	49.4%			50.3%	47.4%

1) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q 20

(2) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2020 Preliminary Results	24